SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant:        Yes.

Filed by a Party other than the Registrant:  No.

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                          MARION CAPITAL HOLDINGS, INC.
                (Name Of Registrant As Specified In Its Charter)

                          MARION CAPITAL HOLDINGS, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11
         (1)      Title of each class of securities to which transaction
                  applies:             N/A
         (2)      Aggregate number of securities to which transaction
                  applies:             N/A
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and
                  state how it was determined):     N/A
         (4)      Proposed maximum aggregate value of transaction:     N/A
         (5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
         Schedule and the date of its filing.       N/A
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                                 MARION CAPITAL
                                 HOLDINGS, INC.
                              100 West Third Street
                              Marion, Indiana 46952
                                 (765) 664-0556

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------


                         To Be Held On October 18, 1999

         Notice is hereby given that the Annual Meeting of Shareholders of Marion Capital Holdings, Inc. (the "Holding Company") will be held at the Holding Company's office at 100 West Third Street, Marion, Indiana, on Monday, October 18, 1999, at 4:30 P.M., Eastern Standard Time.

         The Annual Meeting will be held for the following purposes:

         1. Election of Directors. Election of two directors of the Holding Company to serve three-year terms expiring in 2002.

         2. Ratification of Auditors. Ratification of the appointment of Olive LLP as auditors for Marion Capital Holdings, Inc. for the fiscal year ending June 30, 2000.

         3. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on August 23, 1999, are entitled to vote at the meeting or any adjournment thereof.

         We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

         A copy of our Annual Report for the fiscal year ended June 30, 1999, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.


                                              By Order of the Board of Directors



                                              /s/ Steven L. Banks
                                              Steven L. Banks, President and
                                              Chief Executive Officer

Marion, Indiana
September 13, 1999


IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                 MARION CAPITAL
                                 HOLDINGS, INC.
                              100 West Third Street
                              Marion, Indiana 46952
                                 (765) 664-0556

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                October 18, 1999

         This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of Marion Capital Holdings, Inc. (the "Holding Company"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Holding Company to be voted at the Annual Meeting of Shareholders to be held at 4:30 P.M., Eastern Standard Time, on October 18, 1999, at the Holding Company's office at 100 West Third Street, Marion, Indiana, and at any adjournment of such meeting. The principal asset of the Holding Company consists of 100% of the issued and outstanding shares of common stock, $.01 par value per share, of First Federal Savings Bank of Marion ("First Federal"). This Proxy Statement is expected to be mailed to the shareholders on or about September 13, 1999.

         The proxy solicited hereby, if properly signed and returned to the Holding Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

         Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Holding Company written notice thereof (Larry G. Phillips, 100 West Third Street, Marion, Indiana 46952), (ii) submitting a duly executed proxy bearing a later date, or
(iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only shareholders of record at the close of business on August 23, 1999 ("Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,424,550 shares of the Common Stock issued and outstanding, and the Holding Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. A majority of the votes entitled to be cast, in person or by proxy, at the Annual Meeting is necessary for a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting. There are no persons known by the Holding Company to own beneficially 5% or more of its Common Stock.

                       PROPOSAL I -- ELECTION OF DIRECTORS

         The Board of Directors, by resolution adopted pursuant to the By-Laws of the Holding Company, established that the Board of Directors shall consist of six members. The By-Laws provide that the Board of Directors is to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. The nominees for director this year are Steven L. Banks and W. Gordon Coryea, each of whom is a current director of the Holding Company. If elected by the shareholders at the Annual Meeting, the terms of Messrs. Banks and Coryea will expire in 2002.

         Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

         The following table sets forth certain information regarding directors continuing in office and the nominees for the position of director of the Holding Company, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. Unless otherwise indicated, each person in the table below has sole investment and/or voting power with respect to the shares shown as beneficially owned by him. No nominee for director is related to any other nominee for director or executive officer of the Holding Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Holding Company Common Stock beneficially owned by Larry G. Phillips, one of the Holding Company's executive officers, and by all directors and executive officers of the Holding Company as a group.


                                                                      Director
                                                                       of the         Common Stock
                                                   Director of        Holding      Beneficially Owned
                             Expiration of        First Federal       Company       as of August 23,      Percentage
Name                       Term as Director           Since            Since             1999(1)           of Class
-------------------------------------------------------------------------------------------------------------------
Director Nominees
Steven L. Banks                   2002               1996              1996             10,583(2)             0.74%
W. Gordon Coryea                  2002               1965              1992             16,144(3)             1.13%

Directors Continuing in Office
John M. Dalton                    2001               1974              1992             28,754(4)             2.02%
Jon R. Marler                     2000               1997              1997             11,083(5)             0.77%
Jerry D. McVicker                 2000               1996              1996             36,573(6)             2.55%
Jack O. Murrell                   2001               1974              1992             18,161(7)             1.27%

Executive Officer
Larry G. Phillips,
Senior Vice President,
Secretary and Treasurer            --                 --                --              15,228(8)             1.07%
All directors and executive
officers as a group (8 persons)                                                        136,526(9)             9.36%


(1) Based upon information furnished by the respective director nominees. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic power with respect to the shares. Includes shares beneficially owned by members of the immediate families of the director nominees residing in their homes.

(2) Of these shares, 500 are held in a trust as to which Mr. Banks is trustee and beneficiary, and 10,083 are subject to a stock option granted under the Marion Capital Holdings, Inc. Stock Option Plan (the "Option Plan").

(3) Of these shares, 1,000 are held jointly by Mr. Coryea and his wife, and 3,144 are subject to a stock option granted under the Option Plan.

(4) Of these shares, 15,717 are owned jointly by Mr. Dalton and his wife and 9,537 are held in a revocable trust as to which Mr. Dalton is co-trustee and his wife is a beneficiary.

(5) Of these shares, 2,000 are held jointly by Mr. Marler and his spouse, and 9,083 are subject to a stock option granted under the Option Plan.

(6) Includes 6,490 shares owned jointly by Mr. McVicker and his wife, 15,000 shares held in a trust as to which Mr. McVicker is trustee and beneficiary, and 10,083 shares subject to a stock option granted under the Option Plan.

(7) Of these shares, 13,944 are held jointly by Mr. Murrell and his wife, and 1,667 are subject to a stock option granted under the Option Plan.

(8)      These shares are held jointly by Mr. Phillips and his wife.

(9) The total of such shares includes 34,060 shares subject to stock options granted under the Option Plan.

Presented below is certain information concerning the directors and director nominees of the Holding Company:

         Steven L. Banks (age 49) has been President and Chief Executive Officer of the Holding Company and First Federal since April, 1999. Mr. Banks also became Vice Chairman of the Holding Company and First Federal in January, 1999. Theretofore he served as Executive Vice President of the Holding Company and First Federal since September 1, 1996. Theretofore he served as President and Chief Executive Officer of Fidelity Federal Savings Bank, Marion, Indiana since prior to 1991.

         W. Gordon Coryea (age 74) is a retired attorney at law and had served as attorney for First Federal since 1965 until his retirement in 1998.

         John M. Dalton (age 65) has served as Chairman of the Holding Company and First Federal since July, 1997. He retired as President and Chief Executive Officer of the Holding Company and First Federal in March, 1999 having served in those positions since February, 1996. Theretofore he served as Executive Vice President of First Federal since 1983 and of the Holding Company since 1992.

         Jon R. Marler (age 49) has served as President of Carico Systems (distributor of heavy duty wire containers and material handling carts in Fort Wayne, Indiana) since April, 1999; theretofore he served as Senior Vice President of Ralph M. Williams and Associates (a real estate developer located in Marion, Indiana) since June 1982. He also has served as President of Empire Real Estate and Development, Inc. (a commercial real estate developer located in Marion, Indiana) since 1989.

         Jerry D. McVicker (age 54) has served as Director of Operations for Marion Community Schools (education) since April, 1996. Theretofore he served as Assistant Principal of Marion High School since prior to 1991.

         Jack O. Murrell (age 76) served as President of Murrell and Keal, Inc., since 1958 (a retailer located in Marion, Indiana) until his retirement in 1993.

         THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF AFFIRMATIVE VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING. Plurality means that individuals who receive the largest number of votes cast are elected up to the maximum number of directors to be chosen at the meeting. Abstentions, broker non-votes, and instructions on the accompanying proxy to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

The Board of Directors and its Committees

         During the fiscal year ended June 30, 1999, the Board of Directors of the Holding Company met seven times. No director attended fewer than 75% of the aggregate total number of meetings during the last fiscal year of the Board of Directors of the Holding Company held while he served as director and of meetings of committees which he served during that fiscal year. Among other committees, the Board of Directors of the Holding Company has an Audit Committee and a Stock Compensation Committee. All committee members are appointed by the Board of Directors.

         The Audit Committee, comprised of Messrs. Coryea, McVicker and Murrell, recommends the appointment of the Holding Company's independent accountants, and meets with them to outline the scope and review the results of such audit. The Audit Committee meets as needed and held one meeting during the year ended June 30, 1999.

         The Stock Compensation Committee administers the Holding Company's Stock Option Plan and the First Federal Savings Bank of Marion Recognition and Retention Plans and Trusts. The members of that Committee are Messrs. Murrell and Marler. It did not meet during the fiscal year ended June 30, 1999.

         The Board of Directors nominated the slate of directors set forth in the Proxy Statement. Although the Board of Directors of the Holding Company will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose. Article III, Section 12 of the Holding Company's By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Holding Company not less than 60 days prior to the Annual Meeting; provided, however, that in the event that less than 70 days' notice or public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Holding Company's By-Laws if the Annual Meeting is held on such date), notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Management Remuneration and Related Transactions

         Remuneration of Named Executive Officers

         No cash compensation is paid directly by the Holding Company to any of its executive officers. Each of such officers is compensated by First Federal.

         The following table sets forth information as to annual, long-term and other compensation for services in all capacities to the Holding Company and its subsidiaries for the last three fiscal years of (i) the individuals who served as the chief executive officer of the Holding Company during the fiscal year ended June 30, 1999 and (ii) each other executive officer of the Holding Company serving as such during the 1999 fiscal year, who earned over $100,000 in salary and bonuses during that year (the "Named Executive Officers").


                                                      Summary Compensation Table
                                                                                Long Term Compensation
                                              Annual  Compensation                      Awards
                                                               Other Annual     Restricted                  All Other
                            Fiscal                             Compensation     Stock                     Compensation
Name and Principal Position  Year    Salary ($)  Bonus ($)(1)     ($) (2)       Awards ($)    Options (#)      ($)
------------------------------------------------------------------------------------------------------------------
John M. Dalton               1999      $181,719     $48,000        --              --               --         --
   Chairman, former          1998      $206,550     $35,000        --              --               --         --
   President and Chief       1997      $187,450     $32,100        --              --               --         --
   Executive Officer,
   Director (3)
Steven L. Banks              1999      $155,125     $40,000        --              --               --         --
   President and Chief       1998      $136,500     $23,000        --              --               --         --
   Executive Officer and     1997      $104,950    $  7,000        --              --           10,083 (5)     --
   Director (4)
Larry G. Phillips            1999      $117,350     $28,600        --              --               --         --
   Senior Vice President,    1998      $110,500     $18,000        --              --               --         --
   Secretary and Treasurer   1997      $101,700     $16,600        --              --               --         --


(1) The bonus amounts were paid under First Federal's bonus plan. During the year ended June 30, 1999, amounts were paid in December, 1998 and June, 1999 as First Federal switched from performing annual reviews and bonus payments on a calendar year basis to a fiscal year basis.

(2) The Named Executive Officers of the Holding Company receive certain perquisites, but the incremental cost of providing such perquisites does not exeed the lesser of $50,000 or 10% of the officer's salary and bonus.

(3)      Mr. Dalton  retired as President and Chief  Executive  Officer on March
         31, 1999.

(4) Mr. Banks became affiliated with First Federal as Executive Vice President on September 1, 1996, and became President and Chief Executive Officer on March 31, 1999.

(5) These options became exercisable as to 4,938 shares on March 1, 1997, as to 4,938 shares on January 1, 1998 and as to 207 shares on January 1, 1999.

         Stock Options

         The following table includes information relating to option exercises by the Named Executive Officers during fiscal 1999 and the number of shares covered by exercisable and unexercisable stock options held by the Named Executive Officers as of June 30, 1999. Also reported are the values for "in-the-money" options (options whose exercise price is lower than the market value of the shares at fiscal year end) which represent the spread between the exercise price of any such existing stock options and the fiscal year-end market price of the stock. There were no stock options granted to the Named Executive Officers during fiscal 1999.

               Aggregate Option Exercises in Last Fiscal Year and
        Outstanding Stock Option Grants and Value Realized as of 6/30/99


                                                                Number of                     Value of Unexercised
                                                          Securities Underlying                   In-the-Money
                                                            Unexercised Options                    Options at
                     Shares Acquired      Value            at Fiscal Year End (#)            Fiscal Year End ($) (1)
Name                  on Exercise (#)   Realized       Exercisable     Unexercisable      Exercisable   Unexercisable
----                  ---------------   --------       -----------     -------------      -----------   -------------
John M. Dalton            7,000         $76,125              --                 --               --           --
Steven L. Banks              --              --          10,083                 --         $  2,520.75        --
Larry G. Phillips         2,000         $22,500              --                 --               --           --

(1) Amounts reflecting gains on outstanding options are based on the average between the high and low prices for the shares on June 30, 1999, which was $20.50 per share.

         Compensation of Directors

         All directors of First Federal receive a retainer fee of $625 per month, plus a fee of $625 per Board meeting attended. All directors receive $200 for each special meeting of the Board attended. Members of Board Committees, other than officers, are paid a separate fee of $200 per meeting. As Chairman of the Board of First Federal, Mr. Dalton receives a retainer fee of $937.50 per month, plus a fee of $937.50 per Board meeting attended. Starting in January, 1999, as Vice Chairman of the Board of First Federal, Mr. Banks receives a retainer fee of $781.25 per month, plus a fee of $781.25 per Board meeting attended.

         Directors of the Holding Company are paid a fee of $100 per meeting if the meeting is held on the same day as a First Federal meeting and $200 per meeting if the Holding Company meets on a different day.

         Supplemental Retirement Plan for Directors. Effective May 1, 1992, First Federal entered into deferred compensation agreements which remain in effect for the directors listed below. These agreements provide that upon retirement from the Board after attaining age 70, each director shall be entitled to receive annual benefits in the following amounts for the following number of years following such termination of service as a director:

                                                   Period Remaining Payable
  Director                   Annual Payment            at June 30, 1999
  --------------------------------------------------------------------------
  John M. Dalton                   $9,960                   10 years
  Jack O.  Murrell                $10,500               5 years, 8 months
  W. Gordon Coryea                 $8,748               5 years, 7 months
  George L. Thomas                $10,392               5 years, 9 months

         At the request of a director and subject to First Federal's consent, payments may be made in a lump sum rather than annual installments. A director may also elect to receive his benefits upon attaining age 70 even if he remains on the Board of Directors. If service is terminated, the director may request acceleration of payments based upon the accruals to date.

         If the director dies prior to attaining age 70, his beneficiary will receive annual payments equal to the Board fees paid by First Federal in the twelve months immediately prior to his death for a period of 15 years. If he dies after his benefits commence, his beneficiary will be entitled to receive the remaining payments over the balance of the applicable payment period.

         A director has the option of increasing his benefits payable under the plan by deferring a larger amount of his directors fees to help fund the payment of such increased benefits, although no director has elected to do so.

         First Federal for the fiscal year ended June 30, 1999, accrued an expense for this plan of $37,964 which consisted of interest on this deferred liability which accrues at an annual rate of 10.5%.

         Death Benefit Agreements with Directors. First Federal, as of April 30, 1988, entered into an agreement with Mr. Coryea which provides that upon his death his beneficiary will be entitled to receive for a 15-year period, an annual payment of $26,000.

         First Federal has purchased paid-up life insurance on the lives of the directors covered under the supplemental retirement plan for directors and death benefit agreement described above, to fund the benefits available under these plans.

         Transactions With Certain Related Persons

         First Federal may make available to its directors, officers, and employees real estate mortgage loans secured by their principal residence and other loans.

         First Federal, as permitted under applicable regulations, has a benefit and compensation program which permits its officer, directors and employees to receive loans from First Federal at an annual rate which is 1/4% lower than the rate charged members of the public. First Federal also waives loan processing fees for such loans. Set forth below is certain information as to loans whose aggregate indebtedness to First Federal exceeded $60,000 at any time during the fiscal year ended June 30, 1999, made to any of First Federal's directors and executive officers pursuant to this program. All such loans were current as of June 30, 1999.


                                                                  Highest Balance                       Interest Rate
                                                                    Outstanding                         in Effect on
                                                                    During the           Balance        June 30, 1999
                         Position with            Type of           Year Ended            as of          or at Time
       Name              First Federal             Loan            June 30, 1999      June 30, 1999     Loan Paid Off
       ----              -------------             ----            -------------      -------------     -------------
Steven L. Banks       Director, President     Adjustable Rate        $  100,000         $       0            7.25%
                      and Chief Executive         Mortgage
                            Officer
                                           Fixed Rate Mortgage       $  100,000         $       0            9.25%

John M. Dalton            Chairman of         Adjustable Rate        $   64,480         $  37,592            7.5%
                           the Board         Home Equity Loan

Cynthia Fortney         Vice President      Fixed Rate Mortgage      $  121,399         $ 113,912            6.875%

Jon R. Marler              Director           Adjustable Rate        $   60,067         $  60,067            8.5%


         W. Gordon Coryea, a director of both the Holding Company and First Federal, served as counsel to First Federal, prior to his retirement in October, 1998, in connection with loan delinquencies and provided routine legal work such as deed preparation, foreclosures and preparation of other legal documents. Mr. Coryea received fees of $10,723 during the fiscal year ended June 30, 1999, for such services, which fees exceed 5% of his law firm's revenues.

                     PROPOSAL II -- RATIFICATION OF AUDITORS

         The Board of Directors proposes for the ratification of the shareholders at the Annual Meeting the appointment of Olive LLP, certified public accountants, as independent auditors for the fiscal year ended June 30, 2000. Olive LLP has served as auditors for First Federal since 1979. A representative of Olive LLP will be present at the Annual Meeting with the opportunity to make a statement if he so desires. He will also be available to respond to any appropriate questions shareholders may have.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires that the Holding Company's officers and directors and persons who own more than 10% of the Holding Company's Common Stock file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Holding Company with copies of all Section 16(a) forms that they file.

         Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Holding Company believes that during the fiscal year ended June 30, 1999, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to
Section 16(a) of the 1934 Act were satisfied in a timely manner, provided that John M. Dalton was 5 days late in reporting his sale of 2,674 shares in May, 1999, Jon Marler was approximately three weeks late in reporting his acquisition of 500 shares in February, 1999, and Gordon Coryea was approximately six weeks late in reporting his sale of 1,000 shares in February, 1999.

                              SHAREHOLDER PROPOSALS

         Any proposal which a shareholder wishes to have presented at the next Annual Meeting of the Holding Company and included in the proxy statement and form of proxy must be received at the main office of the Holding Company no later than 120 days in advance of September 13, 2000. Any such proposal should be sent to the attention of the Secretary of the Holding Company at 100 West Third Street, Marion, Indiana 46952. A shareholder proposal being submitted outside the processes of Rule 14a-8 promulgated under the 1934 Act will be considered untimely if it is received by the Holding Company later than 45 days in advance of September 13, 2000.

                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of solicitation of proxies will be borne by the Holding Company. The Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Holding Company may solicit proxies personally or by telephone without additional compensation.

         Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed envelope.

                                             By Order of the Board of Directors


                                             /s/ Steven L. Banks
                                             Steven L. Banks, President and
                                             Chief Executive Officer
September 13, 1999

REVOCABLE PROXY           MARION CAPITAL HOLDINGS, INC.
                         Annual Meeting of Shareholders
                                October 18, 1999

         The undersigned hereby appoints Cynthia Fortney and Larry G. Phillips, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Marion Capital Holdings, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Holding Company's office, 100 West Third Street, Marion,
Indiana, on Monday, October 18, 1999, at 4:30 p.m., and at any and all adjournments thereof, as follows:

1. The election as directors of all nominees listed below, except as marked to the contrary.

                          |_| FOR                |_|    VOTE WITHHELD

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below:

                 Steven L. Banks                         W. Gordon Coryea
                          (each for a three year term)

2. Ratification of the appointment of Olive LLP as auditors for the year ending June 30, 2000.

            |_|  FOR             |_|  AGAINST            |_|   ABSTAIN

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

                            The Board of Directors  recommends a vote "FOR" each
of the listed propositions.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

This Proxy may be revoked at any time prior to the voting thereof.

The undersigned acknowledges receipt from Marion Capital Holdings, Inc., prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

                                    Dated:_______________________________, 1999
                                                    NUMBER OF SHARES



                                    --------------------------------------------
                                              Signature of Shareholder



                                    --------------------------------------------
                                              Signature of Shareholder

                                    Please  sign  exactly  as your name  appears
                                    above  on  this   card.   When   signing  as
                                    attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.